Reading International Announces Highlights from the 2012 Annual Meeting of Shareholders

Los Angeles, California, - (BUSINESS WIRE) – May 22, 2012 – At the Annual Meeting of the Shareholders of Reading International, Inc. (NASDAQ: RDI)  held on Thursday, May 17, 2012, our Chairman and Chief Executive Officer responded to various questions posed by Shareholders attending the meeting.   The substance of his responses relating to our real estate activities is set out below:

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While no assurances can be given, we are currently committed to a sale of our Third Avenue property and the redevelopment of our Union Square property, both located in Manhattan.   One potential buyer has made a conditional and unacceptable non-binding proposal, offering to buy the two properties for $100 million.  Nothing has materialized with this proposed buyer, as the conditions set forth in the proposal were not acceptable.  We have received several proposals for our Third Avenue property valuing the asset in the range of $40 million to $45 million.  The company has requested a reinvestment option of up to 25% of the purchase price in connection with any sale but the details of the option have met with some resistance from potential buyers.

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We think it could be possible that if one party assembled our property with the adjacent property, it could result in a $200 million development.  Should anything like this materialize we would want the right to participate in any such development.  Accordingly, we are currently looking, as a part of any transaction, for the right to participate in any such amalgamated redevelopment.

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Our current intention is to redevelop our Union Square property, either by ourselves or with a joint venture partner, making use of the existing building.   There are likely tax benefits to be had in connection with the development of this property, to the extent that the Landmark Commission is involved.

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We were not satisfied with the proposals we received last year with respect to our Burwood Property in Melbourne Australia.  We have determined to move forward with limited site work and to re-offer the property for sale later this year, probably on a subdivided basis – market conditions prevailing.

Our Chief Financial Officer made a presentation which has been posted on our website.

About Reading International, Inc.

Reading International (http://www.readingrdi.com) is in the business of owning and operating cinemas and developing, owning and operating real estate assets.  Our business consists primarily of:

•	the development, ownership and operation of multiplex cinemas in the United States, Australia and New Zealand; and

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the development, ownership, and operation of retail and commercial real estate in Australia, New Zealand, and the United States, including entertainment-themed retail centers (“ETRC”) in Australia and New Zealand and live theater assets in Manhattan and Chicago in the United States.

Reading manages its worldwide cinema business under various different brands:

•	in the United States, under the

o	Reading brand (http://www.readingcinemasus.com),

o	Angelika Film Center brand (http://www.angelikafilmcenter.com),

o	Consolidated Theatres brand (http://www.consolidatedtheatres.com),

o	City Cinemas brand (http://www.citycinemas.com),

o	Beekman Theatre brand (http://www.beekmantheatre.com),

o	The Paris Theatre brand (http://www.theparistheatre.com), and

o	Liberty Theatres brand (http://libertytheatresusa.com/);

•	in Australia, under the Reading brand (http://www.readingcinemas.com.au); and

•	in New Zealand, under the

o	Reading (http://www.readingcinemas.co.nz) and

o	Rialto (http://www.rialto.co.nz) brands.

Forward-Looking Statements

Our statements in this press release contain a variety of forward-looking statements as defined by the Securities Litigation Reform Act of 1995.  Forward-looking statements reflect only our expectations regarding future events and operating performance and necessarily speak only as of the date the information was prepared.  No guarantees can be given that our expectation will in fact be realized, in whole or in part.  You can recognize these statements by our use of words such as, by way of example, “may,” “will,” “expect,” “believe,” and “anticipate” or other similar terminology.

These forward-looking statements reflect our expectation after having considered a variety of risks and uncertainties.  However, they are necessarily the product of internal discussion and do not necessarily completely reflect the views of individual members of our Board of Directors or of our management team.  Individual Board members and individual members of our management team may have different views as to the risks and uncertainties involved, and may have different views as to future events or our operating performance.

Among the factors that could cause actual results to differ materially from those expressed in or underlying our forward-looking statements are the following:

•	With respect to our cinema operations:

o	The number and attractiveness to movie goers of the films released in future periods;

o	The amount of money spent by film distributors to promote their motion pictures;

o	The licensing fees and terms required by film distributors from motion picture exhibitors in order to exhibit their films;

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The comparative attractiveness of motion pictures as a source of entertainment and willingness and/or ability of consumers (i) to spend their dollars on entertainment and (ii) to spend their entertainment dollars on movies in an outside the home environment; and

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The extent to which we encounter competition from other cinema exhibitors, from other sources of outside of the home entertainment, and from inside the home entertainment options, such as “home theaters” and competitive film product distribution technology such as, by way of example, cable, satellite broadcast, DVD rentals and sales, and so called “movies on demand;”

•	With respect to our real estate development and operation activities:

o	The rental rates and capitalization rates applicable to the markets in which we operate and the quality of properties that we own;

o	The extent to which we can obtain on a timely basis the various land use approvals and entitlements needed to develop our properties;

o	the risks and uncertainties associated with real estate development;

o	The availability and cost of labor and materials;

o	Competition for development sites and tenants; and

o	The extent to which our cinemas can continue to serve as an anchor tenant which will, in turn, be influenced by the same factors as will influence generally the results of our cinema operations;

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With respect to our operations generally as an international company involved in both the development and operation of cinemas and the development and operation of real estate; and previously engaged for many years in the railroad business in the United States:

o	Our ongoing access to borrowed funds and capital and the interest that must be paid on that debt and the returns that must be paid on such capital;

o	The relative values of the currency used in the countries in which we operate;

o	Changes in government regulation, including by way of example, the costs resulting from the implementation of the requirements of Sarbanes-Oxley;

o	Our labor relations and costs of labor (including future government requirements with respect to pension liabilities, disability insurance and health coverage, and vacations and leave);

o
 Our exposure from time to time to legal claims and to uninsurable risks such as those related to our historic railroad operations, including potential environmental claims and health related claims relating to alleged exposure to asbestos or other substances now or in the future recognized as being possible causes of cancer or other health-related problems;

o	Changes in future effective tax rates and the results of currently ongoing and future potential audits by taxing authorities having jurisdiction over our various companies; and

o	Changes in applicable accounting policies and practices.

The above list is not necessarily exhaustive, as business is by definition unpredictable and risky, and subject to influence by numerous factors outside of our control such as changes in government regulation or policy, competition, interest rates, supply, technological innovation, changes in consumer taste and fancy, weather, and the extent to which consumers in our markets have the economic wherewithal to spend money on beyond-the-home entertainment.

Given the variety and unpredictability of the factors that will ultimately influence our businesses and our results of operation,  no guarantees can be given that any of our forward-looking statements will ultimately prove to be correct.  Actual results will undoubtedly vary and there is no guarantee as to how our securities will perform either when considered in isolation or when compared to other securities or investment opportunities.

Finally,  we undertake no obligation to publicly update or to revise any of our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.  Accordingly, you should always note the date to which our forward-looking statements speak.

Additionally, certain of the presentations included in this press release may contain “pro forma” information or “non-US GAAP financial measures.”  In such case, a reconciliation of this information to our US GAAP financial statements will be made available in connection with such statements.

For more information, contact:

Andrzej Matyczynski, Chief Financial Officer
Reading International, Inc.  (213) 235-2240